UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2022
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305		45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Debt-for-Equity Exchange
On November 18, 2022, Post Holdings, Inc. (the “Company”) borrowed $130.0 million pursuant to a Joinder Agreement No. 3 (the “Joinder Agreement”) by and among the Company, certain of the Company’s subsidiaries, as guarantors, J.P. Morgan Securities LLC (“J.P. Morgan”), as lender, Barclays Bank PLC, as administrative agent, and JPMorgan Chase Bank, N.A., as sub-agent to the administrative agent. The Joinder Agreement provided for an incremental term loan under the Company’s Second Amended and Restated Credit Agreement, dated as of March 18, 2020, as previously amended and as amended by the Joinder Agreement.
Pursuant to an exchange agreement dated November 21, 2022 between the Company and J.P. Morgan, the Company agreed to transfer 4,597,339 shares of common stock of BellRing Brands, Inc. (“BellRing”) to J.P. Morgan to repay a portion of the principal amount of the incremental term loan, excluding any accrued and unpaid interest (such exchange, the “Debt-for-Equity Exchange”). The remainder of the principal amount of the incremental term loan and any accrued but unpaid interest on the incremental term loan will be paid by the Company with cash on hand. The Company expects the transfer of its shares of BellRing’s common stock to J.P. Morgan and the repayment of the incremental term loan to close on November 25, 2022, subject to customary closing conditions. After giving effect to the Debt-for-Equity Exchange, the Company will no longer own any shares of BellRing’s common stock.
Offering of BellRing Shares
On November 22, 2022, Post announced an underwritten offering (the “BellRing Offering”) of 4,597,339 shares of the common stock of BellRing, representing shares of BellRing common stock to be exchanged pursuant to the Debt-for-Equity Exchange (the “BellRing Offering Shares”). Such BellRing Offering Shares will be sold by J.P. Morgan to the underwriters in the BellRing Offering. The BellRing Offering is being conducted pursuant to a Registration Statement on Form S-3, filed with the Securities and Exchange Commission on August 8, 2022. BellRing will not receive any proceeds from the BellRing Offering. The BellRing Offering is expected to close on November 25, 2022, subject to customary closing conditions.
A press release announcing the above-described transactions is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 22, 2022
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2022	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

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